TRANSAMERICA PRINCIPIUMSM IV VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated December 16, 2022

to the

Initial Summary Prospectus dated May 1, 2022

The Appendix-Portfolio Companies Available Under the Policy is hereby revised to reflect the following Underlying Fund Portfolio information.

Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Return (as of 12/31/21
					1 year	5 years	10 years

Investment Objective: Long-term capital appreciation.	American Funds – New World FundSM Class 4 Advised by: Capital Research and Management CompanySM	1.14%	0.15%	1.29%	4.63%	12.96%	8.41%

Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Consumer Staples – Initial Class Advised by: Fidelity Management & Research Company	0.67%	0.50%	1.17%	14.24%	10.20%	11.61%

Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Technology Portfolio – Initial Class Advised by: Fidelity Management & Research Company	0.62%	0.50%	1.12%	28.16%	34.83%	24.38%

Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Utilities Portfolio – Initial Class Advised by: Fidelity Management & Research Company	0.65%	0.50%	1.15%	17.43%	13.13%	11.57%

Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Energy Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company	0.90%	0.30%	1.20%	54.83%	-3.55%	0.02%

This Supplement must be accompanied or preceded by the applicable Initial Summary Prospectus.

Please read this Supplement carefully and retain it for future reference.

Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Health Care Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company	0.88%	0.30%	1.18%	11.45%	-	-

Investment Objective: Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP – Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.69%	-	0.69%	5.78%	6.88%	5.37%

Investment Objective: Seeks high total return.	Transamerica Morgan Stanley Global Allocation VP – Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	1.13%	-	1.13%	8.18%	9.60%	7.66%

Investment Objective: Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard® VIF Moderate Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.12%	0.60%	0.72%	10.07%	10.31%	9.22%

This Supplement updates certain information in the above referenced Initial Summary Prospectus (“Summary Prospectus”). Except as indicated in this Supplement, all other information included in the Summary Prospectus remains unchanged. We will send you another copy of the applicable Summary Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Summary Prospectus.

This Supplement must be accompanied or preceded by the applicable Initial Summary Prospectus.

Please read this Supplement carefully and retain it for future reference.